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Exhibit 24.2

REGISTRATION STATEMENT ON FORM S-3

Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS THAT each person whose signature appears below does hereby constitute and appoint Constantine Iordanou, John D. Vollaro and Louis T. Petrillo, and eachof them, as his or her true and lawful attorney- in-fact and agent and in his or her name, place,and stead, and in any and all capacities, to sign his or her name to the Registration Statement of Arch Capital Group (U.S.) Inc., a Delaware corporation, on Form S-3 under the Securities Act of 1933, as amended, and to any and all amendments or supplements thereto (including any post-effective amendments, including any registration statement filed under Rule 462(b) under the Securities Act of 1933), with all exhibits thereto and other documents in connection therewith and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney on the dates indicated.

Signature	Title	Date

/s/ RALPH E. JONES, III Ralph E. Jones, III	President and Chief Executive Officer (Principal Executive Officer) and Director of Arch Capital Group (U.S.) Inc.	June 29, 2004
/s/ FRED EICHLER Fred Eichler	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer) of Arch Capital Group (U.S.) Inc.	June 28, 2004
/s/ ROBERT CLEMENTS Robert Clements	Chairman and Director of Arch Capital Group (U.S.) Inc.	June 29, 2004
/s/ DWIGHT R. EVANS Dwight R. Evans	Director of Arch Capital Group (U.S.) Inc.	June 29, 2004
/s/ CONSTANTINE IORDANOU Constantine Iordanou	Director of Arch Capital Group (U.S.) Inc.	June 28, 2004

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REGISTRATION STATEMENT ON FORM S-3
Power of Attorney